J.P. Morgan Industrials Conference March 17, 2026

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, including our expected return to profitability, any expected headwinds, our use of artificial intelligence, our aircraft fleet, our product offerings and loyalty initiatives, and our business strategy and plans and objectives for future operations. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; the risk associated with the execution of our strategic operating plans in the near- term and long-term; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs, including those that impact commercial aircraft and related parts imported from outside the United States; the outcome of current or future legal proceedings or regulatory actions; risks associated with stockholder activism; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems or information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; possible failure to comply with financial and other debt covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long- lived assets, causing us to record impairments; limits on our ability to use certain tax attributes; risks associated with our development and use of AI-powered solutions; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing scrutiny of, and evolving expectations regarding, environmental matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward- looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2025, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this Presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

2026 JetForward initiatives on-track: Blue Sky interline is live and domestic first expected in 2H26 JetForward has transformed our airline and continues to progress within expectations Demand strength exiting 2025 has continued throughout 1Q26 Path exists to balance sheet improvement in 2026 and expect to achieve positive free cash flow in 2027 Demand Remains Strong Despite Volatility in Oil Prices 3 Near-term focus on implementing levers to offset impact of fuel volatility ✓

JetForward has Driven Transformational Change Across JetBlue, On-Track to Deliver $850 - $950M Incremental EBIT in 2027

Implemented JetForward Initiatives

Delivered $305M incremental EBIT in 2025

- ✓ Initiated multi-year investment to improve on-time performance:
  - ✓ **Net Promoter Score back to top of industry**
- ✓ Re-deployed 20%+ of our network since the beginning of 2024
  - ✓ **Regained top spot in Fort Lauderdale**
  - ✓ Reinvested in Northeast, Florida, and Puerto Rico franchises
  - ✓ Exited unprofitable non-core flying (i.e intra-west)
- ✓ **Announced Blue Sky collaboration with United** and launched reciprocal accrual/redemption and interline flight sales
- ✓ Introduced preferred seating
- ✓ Rolled out **changes to EvenMore® product and merchandising**
- ✓ Enhanced Blue Basic with free carry-on bag and loyalty redemptions
- ✓ Brought on new loyalty partners
- ✓ Launched **premium co-branded credit card**
- ✓ **Opened first lounge at JFK**'s Terminal 5, called BlueHouse
- ✓ Commenced cost transformation program:
  - ✓ Tools to better manage crew disruptions & fuel consumption
  - ✓ $75M of cost savings in 2025, including $15M from reliability
- ✓ Deferred ~$3B capex to accelerate balance sheet improvement
- ✓ Executed $3B+ financing

Four Priority Moves

In process of implementing

Four Priority Moves	Initiatives	2027 Incremental EBIT (1) Targets
Reliability	60+ total operational reliability initiatives in the works at varying levels of implementation	~$100M
Network	Additional opportunities in FLL; Continued ramp and optimization	+ ~$175M
Product	Blue Sky (reciprocal benefits); Lounge in BOS; Domestic first class; Blue Sky (Paisly)	+ ~$450M
Financial Future	~100 cost savings initiatives including improving planning efficiencies through AI and data science, contract optimization and fuel consumption initiatives	+ ~$175M
		= ~$850-950M

jetBlue (1) Management reviews the estimated amount of earnings before interest and taxes attributable to JetForward initiatives within a given period to evaluate progress against our financial and operational targets. Incremental EBIT reflects the estimated impact of strategic initiatives on profitability, such as partnerships, fleet optimization, network changes, and cost reduction programs.

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5 Fort Lauderdale is Delivering Positive RASM on Double Digit YoY Capacity Growth in 1Q Offering 26 daily flights in 1Q touching Fort Lauderdale with our award-winning Mint® service, offering more transcontinental lie- flat seats from South Florida than any other carrier Increasing Premium Offerings More Destinations & Connectivity from FLL Launched over 20 new routes and increased frequency on 12 high-demand markets from Fort Lauderdale Bolstering FLL as a Point of Origin New Increase Mint® Spring Break No Change Gaining additional access to international arrival customs infrastructure represents a generational opportunity in FLL Growing International Connectivity

Blue Sky Accelerating and Expected to Deliver Significant 2026 Value

jetBlue | UNITED

Loyalty – Enhancing the utility of points through reciprocal accrual and redemption for TrueBlue® and MileagePlus® customers	*Implemented 4Q 2025*
Traditional Interline Agreement – Expanding our distribution reach and customer choice by cross-merchandising flights on one another's website and app	*Implemented 1Q 2026*
Reciprocal Benefits – Such as priority boarding, preferred and extra legroom seating, and flight changes	*Implementation beginning in 2Q26*
Paisly – Turbocharging high-margin growth as United transitions to distributing non-flight ancillaries through Paisly	*Rental cars, Hotels – 2Q26* *Cruises, Packages, Insurance – 2H26*

Note: Not a comprehensive list of benefits.

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Domestic First Class Expected to Begin Flying in 2H26

Illustrative Non-Mint Aircraft Onboard Product Evolution

Future State

Domestic First — *Even More* — *Core / Blue Basic*


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Current State

Even More — *Core / Blue Basic*

✓ *Implemented*

Optimizing Cabin Space to Deliver the Experiences Our Customers Want

- **Introducing domestic first class, adding 2x2 seating on 3-4 rows on all non-Mint aircraft**
- **Overall seat count will remain similar across our fleet with premium seat mix increasing to ~27%**
- ✓ **Differentiated EvenMore as a standalone cabin and fare class, with a dedicated overhead bin and premium snack**
- ✓ **Introduced Preferred Seating in our Core cabin towards front of aircraft**
- ✓ **Enhanced our Blue Basic offering with addition of a free carry-on bag**

Targeting ~20% of fleet complete by YE26 and vast majority complete by YE27

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8 JetForward Priority Moves Work Together to Improve Customer Loyalty and RASM Improving customer satisfaction from investments in reliability, service and product offerings Network changes focused on East Coast leisure while Blue Sky adds broad network utility Product and perk enhancements bolster overall offering • EvenMore • Domestic first class • Premium card • Lounges • Blue Sky Loyalty engagement deepens from more opportunities and willingness to spend, earn and redeem Drives improved customer retention & acquisition Paisly enhances leisure travel ecosystem with comprehensive non-air ancillary offerings

JetForward Progress Driving Path to Positive Free Cash Flow and Restoring Balance Sheet Health

Long-Term Financial Priorities

1 — *2026 and Beyond*

Deliver Positive Operating Margin

- Moderating fuel prices, improving demand and JetForward initiatives may still support path to breakeven operating profitability or better in 2026
- Foundational to other financial priorities

2 — *End of 2027*

Generate Free Cash Flow

- Strategically reduced 2026-2029 capex by ~$3B since 2023
- Upcoming capex profile <$1B annually
- Incremental EBIT from JetForward driving path to positive free cash flow by the end of 2027

3 — *2028 and Beyond*

Restore Balance Sheet Health

- EBITDA growth expected to result in improved leverage profile (as measured by net debt / EBITDA) over time
- Unencumbered asset base of ~$6.5B provides healthy backstop

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The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power